Exhibit 10.3
AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Amendment") is entered into as of this 30th day of June 2020, by and among American Public University System, Inc., a West Virginia corporation (the "University"), American Public Education, Inc., a Delaware corporation (the "Company") and Wallace E. Boston, Jr. (the "Executive").

WHEREAS, the Executive currently serves, pursuant to that certain Amended and Restated Employment Agreement, dated as of August 21, 2019, by and among the University, the Company, and the Executive (the "Employment Agreement"), as the President of the University; and

WHEREAS, in connection with the anticipated transition of the Company's leadership structure and the selection of a new President of the University, the Company, the University and the Executive desire to amend the term of the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1. Amendment to Term. Section 2 of the Employment Agreement shall be amended to read as follows:

2. Term. Unless sooner terminated as hereinafter set forth, the term of this Agreement and Executive's employment shall end on the earlier of (a) August 29, 2020 and (b) the date that the employment of Executive's successor as President of the University begins (such date, the "Retirement Date'').

2. No Other Amendments. Except as expressly stated herein, this Amendment does not amend any other term or provision of the Employment Agreement, and the remaining terms of the Employment Agreement shall remain in full force and effect.

3. Miscellaneous. Sections 13, 14, and 16 through 22 of the Employment Agreement are hereby incorporated by reference herein mutatis mutandis by this reference; provided that references to "this Agreement,'' "hereto," "hereunder," and similar references in such sections of the Employment Agreement shall pertain to this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove written.

AMERICAN PUBLIC UNIVERSITY SYSTEM, INC.

By:	/s/ Richard W. Sunderland, Jr.
Name:	Richard W. Sunderland, Jr.
Title:	Chief Financial Officer

AMERICAN PUBLIC EDUCATION, INC.

By:	/s/ Richard W. Sunderland, Jr.
Name:	Richard W. Sunderland, Jr.
Title:	Chief Financial Officer

THE EXECUTIVE

By:	/s/ Wallace E. Boston Jr.
Name:	Wallace E. Boston, Jr.